Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY

Supplement dated October 31, 2011
To
Prospectuses dated April 8, 2011

This Supplement should be read and retained with the current Prospectus for your annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own.  If you would like another copy of the current Prospectus, please contact us at 1-888-PRU-2888.

A.
 New AST Portfolios.  The following Portfolios will be added as Sub-accounts within your Annuity, effective on or about October 17, 2011.  Initially, each new Portfolio will not be an option to which you may directly allocate Purchase Payments.  Instead, beginning on or about October 17, 2011: each Portfolio will be available only as an underlying Portfolio in which the AST Academic Strategies Asset Allocation Portfolio, the Dynamic Asset Allocation Portfolios (i.e., AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio and AST Preservation Asset Allocation Portfolio), and the Tactical Asset Allocation Portfolios (i.e., AST CLS Growth Asset Allocation Portfolio, AST CLS Moderate Asset Allocation Portfolio, AST Horizon Growth Asset Allocation Portfolio, and AST Horizon Moderate Asset Allocation Portfolio) may invest.  The new AST Portfolios are:

•	AST Neuberger Berman Core Bond Portfolio; and
•	AST Prudential Core Bond Portfolio

Beginning on or about October 31, 2011, you may allocate Purchase Payments to these Portfolios and make transfers into these Portfolios.  Moreover, you may invest in each Portfolio even if you participate in an optional living benefit or optional death benefit.  To reflect this availability, we include the name of each Portfolio in the Investment Options list on the inside front cover, and amend the Group 1 and Group 2 tables under the Investment Options section of the prospectus accordingly.  In particular, with respect to the Group 2 (Custom Portfolios Program) table, each bond portfolio below is added to the list of AST bond portfolios to which the minimum specified percentage of Account Value must be allocated.  We also revise the prospectus as follows:

In the section of the Prospectus entitled Summary of Contract Fees and Charges, we set forth the following fees of the AST Neuberger Berman Core Bond Portfolio and the AST Prudential Core Bond Portfolio in the table of Underlying Mutual Fund Portfolio Annual Expenses.

ESTIMATED UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolios)
For the year ended December 31, 2011
UNDERLYING PORTFOLIO	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Neuberger Berman Core Bond Portfolio	0.70%	0.15%	0.00%	0.00%	0.00%	0.00%	0.85%1	0.01%2	0.84%
AST Prudential Core Bond Portfolio	0.70%	0.15%	0.00%	0.00%	0.00%	0.00%	0.85%3	0.01%4	0.84%

1 The AST Neuberger Berman Core Bond Portfolio will commence operations on or about October 17, 2011.  Estimate of Other Expenses based in part on assumed average daily net assets of $800 million for the Portfolio for the year ending December 31, 2011.
2 Prudential Investments LLC and AST Investment Services, Inc. (together, the Investment Managers) have contractually agreed to waive a portion of their investment management fees so that the Portfolio’s investment management fee would equal 0.70% of the Portfolio’s first $500 million of average daily net assets, 0.675% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.65% of the Portfolio’s average daily net assets in excess of $1 billion through May 1, 2014.  This contractual investment management fee waiver may not be terminated or modified prior to May 1, 2014, but may be discontinued or modified thereafter.  The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Trust.
3 The AST Prudential Core Bond Portfolio will commence operations on or about October 17, 2011.  Estimate of Other Expenses based in part on assumed average daily net assets of $800 million for the Portfolio for the year ending December 31, 2011.
4 Prudential Investments LLC and AST Investment Services, Inc. (together, the Investment Managers) have contractually agreed to waive a portion of their investment management fees so that the Portfolio’s investment management fee would equal 0.70% of the Portfolio’s first $500 million of average daily net assets, 0.675% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.65% of the Portfolio’s average daily net assets in excess of $1 billion through May 1, 2014.  This contractual investment management fee waiver may not be terminated or modified prior to May 1, 2014, but may be discontinued or modified thereafter.  The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Trust.

In the section entitled “Investment Options,” we add the following summary descriptions of the AST Neuberger Berman Core Bond Portfolio and the AST Prudential Core Bond Portfolio to the Investment Objectives/Policies table as follows:

INVESTMENT OBJECTIVES/POLICIES	STYLE/TYPE	PORTFOLIO ADVISOR/SUB-ADVISOR
ADVANCED SERIES TRUST
AST Neuberger Berman Core Bond Portfolio: The Portfolio seeks to maximize total return consistent with preservation of capital.  Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in bonds and other debt securities.  All of the debt securities in which the Portfolio invests will be investment grade under normal circumstances.  The Portfolio normally will not invest more than 15% of its total assets in non-U.S. dollar denominated securities and, through hedging strategies, will attempt to limit its exposure to currencies other than the U.S. dollar to 5% of its total assets.  The Portfolio normally will seek to maintain its target average duration within one year, and generally seeks to maintain its target average duration within a maximum of two years, of the average duration of the bonds in the Barclays Capital U.S. Aggregate Bond Index.
	FIXED INCOME	Neuberger Berman Fixed Income, LLC
AST Prudential Core Bond Portfolio: The Portfolio seeks to maximize total return consistent with the long-term preservation of capital.  Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in intermediate and long-term debt obligations and high quality money market instruments.  In addition, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in intermediate and long-term debt obligations that are rated investment grade by the major rating services, or, if unrated, considered to be of comparable quality by the subadviser, and high quality money market instruments.  Likewise, the Portfolio may invest up to 20% of its net assets in high-yield/high-risk debt securities (commonly known as “junk bonds”).  The Portfolio also may invest up to 20% of its total assets in debt securities issued outside the U.S. by U.S. or foreign issuers, whether or not such securities are denominated in the U.S. dollar.
	FIXED INCOME	Prudential Investment Management, Inc.

B.	Changes to sub-advisers and/or summary descriptions for the following funds/portfolios:

AST Academic Strategies Asset Allocation Portfolio:  Sub-adviser changes. J.P. Morgan Investment Management, Inc. will be added as a sub-adviser to this Portfolio on or about October 17, 2011 (rather than August 24, 2011).  In addition, Prudential Bache Asset Management Incorporated, which has served as a sub-adviser to this Portfolio, recently was acquired by Jefferies Group, Inc. and was re-named Bache Asset Management, Inc.  It is expected that Bache Asset Management, Inc. ("Bache") will continue to serve as a sub-adviser to this Portfolio until October 17, 2011, at which point Jefferies Asset Management, LLC will replace Bache as a sub-adviser to this Portfolio. The Investment Objectives/Policies table in the Prospectus is amended accordingly.

AST FI Pyramis® Asset Allocation Portfolio, AST First Trust Balanced Target Portfolio, and AST First Trust Capital Appreciation Target Portfolio – revised summary descriptions.

The summary description of each Portfolio, appearing in the Investment Objectives/Policies column below of the prospectus, is revised to read as follows:

INVESTMENT OBJECTIVES/POLICIES	STYLE/TYPE	PORTFOLIO ADVISOR/SUB-ADVISOR
ADVANCED SERIES TRUST
AST FI Pyramis® Asset Allocation Portfolio: seeks to maximize potential total return.  In seeking to achieve the Portfolio’s investment objective, the Portfolio’s assets are allocated across eight uniquely specialized investment strategies.  The Portfolio has five strategies that invest primarily in equity securities, two fixed-income strategies (i.e., the Broad Market Duration Strategy and the High Yield Bond Strategy), and one strategy designed to provide liquidity (i.e., the Liquidity Strategy).  Pyramis is a registered service mark of FMR LLC.  Used under license.
	ASSET ALLOCATION	Pyramis Global Advisors, LLC a Fidelity Investments company
AST First Trust Balanced Target Portfolio: seeks long-term capital growth balanced by current income.  The Portfolio seeks to achieve its objective by investing approximately 65% of its net assets in equity securities and approximately 35% of its net assets in fixed-income securities as of the annual security selection date.  Depending on market conditions, the equity portion may range between 60-70% of the Portfolio’s net assets and the fixed-income portion may range between 30-40% of the Portfolio’s net assets.  The revised allocations do not take into account the potential investment of up to 5% of the Portfolio’s assets in the “liquidity” investment sleeve.  In seeking to achieve its investment objective, the Portfolio allocates its assets across multiple uniquely specialized investment strategies.  On or about the annual selection date (currently March 1 under normal circumstances), the Portfolio establishes both the percentage allocations among the various investment strategies under normal circumstances and the percentage allocation of each security’s position within each of the investment strategies that invest primarily in equity securities.
	ASSET ALLOCATION	First Trust Advisors L.P.
AST First Trust Capital Appreciation Target Portfolio:  seeks long-term capital growth. The Portfolio seeks to achieve its objective by investing approximately 80% of its net assets in equity securities and approximately 20% of its net assets in fixed-income securities as of the annual security selection date.  Depending on market conditions, the equity portion may range between 75-85% of the Portfolio’s net assets and the fixed-income portion may range between 15-25% of the Portfolio’s net assets.  The revised allocations do not take into account the potential investment of up to 5% of the Portfolio’s assets in the “liquidity” investment sleeve.  In seeking to achieve its investment objective, the Portfolio allocates its assets across multiple uniquely specialized investment strategies.  On or about the annual selection date (currently March 1 under normal circumstances), the Portfolio establishes both the percentage allocations among the various investment strategies under normal circumstances and the percentage allocation of each security’s position within each of the investment strategies that invest primarily in equity securities.
	ASSET ALLOCATION	First Trust Advisors L.P.

AST AllianceBernstein Core Value Portfolio.  The Board of Trustees of Advanced Series Trust (the Trust) recently approved replacing AllianceBernstein L.P. (AllianceBernstein) as the sole sub adviser for the AST AllianceBernstein Core Value Portfolio with T. Rowe Price Associates, Inc. (T. Rowe Price) and changing the name of the Portfolio from the AST AllianceBernstein Core Value Portfolio to the AST T. Rowe Price Equity Income Portfolio.  Implementation of the revised sub advisory arrangements and name change is expected to occur on or about October 31, 2011. Depending upon market, economic, and financial conditions as of October 31, 2011 and the Trust's ability to implement certain legal agreements and custody arrangements, it may take several weeks for T. Rowe Price to dispose of securities and other financial instruments held by the Portfolio that were purchased by AllianceBernstein and to begin to implement its own investment strategy.  To reflect those changes, we revise the Investment Objectives/Policies summary description appearing in the prospectus to read as follows:

INVESTMENT OBJECTIVES/POLICIES	STYLE/TYPE	PORTFOLIO ADVISOR/SUB-ADVISOR
ADVANCED SERIES TRUST
AST T. Rowe Price Equity Income Portfolio (formerly AST AllianceBernstein Core Value Portfolio):  The Portfolio's investment objective is to seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.  The Portfolio will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in common stocks, with 65% of net assets (including any borrowings for investment purposes) in dividend-paying common stocks of well-established companies.  The Portfolio will typically employ a “value” approach in selecting investments. T. Rowe Price’s research team will seek companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.  In selecting investments, T. Rowe Price generally will look for companies in the aggregate with one or more of the following:
• an established operating history;
• above-average dividend yield relative to the S&P 500 Index;
• low price/earnings ratio relative to the S&P 500 Index;
• a sound balance sheet and other positive financial characteristics; and
• low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises.
	LARGE CAP VALUE	T. Rowe Price Associates, Inc.

C.	Investment Objectives/Policies Replacements

In the Investment Objectives/Policies table, we replace the italicized investment objectives of the following Portfolios with the new italicized language indicated below:

(i)
AST Advanced Strategies Portfolio: seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed-income securities, derivative instruments and other investment companies.

(ii)	AST JPMorgan International Equity Portfolio: seeks capital growth.
(iii)	AST J.P. Morgan Strategic Opportunities Portfolio: seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.
(iv)
AST Wellington Management Hedged Equity Portfolio: seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.

D.
In the section of the prospectus entitled Highest Daily Lifetime Income Benefit, we replace the sub-section called “How Highest Daily Lifetime Income/Spousal Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” with the following.  Please note, however, that: (a) for the Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) prospectus, references in the language below to “Unadjusted Account Value” are replaced with “Account Value” and disclosure concerning the 6 or 12 Month Dollar Cost Averaging Program and Market Value Adjustment does not apply and (b) the Highest Daily Lifetime Income with Lifetime Income Accelerator (LIA) benefit is not offered by Pruco Life of New Jersey.

How Highest Daily Lifetime Income/Spousal Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

An integral part of Highest Daily Lifetime Income (including Spousal Highest Daily Lifetime Income) is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”).  This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Unadjusted Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below.  Only the predetermined mathematical formula can transfer Unadjusted Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account.  We are not providing you with investment advice through the use of the formula.  The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Income.  The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix B (and is described below).

As indicated above, we limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect Highest Daily Lifetime Income. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts".  Because these restrictions and the use of the formula lessen the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

If you are participating in Highest Daily Lifetime Income and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Unadjusted Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Unadjusted Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA MVA Options are included within the term "Permitted Sub-accounts". Thus, amounts may be transferred from the DCA MVA Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA MVA Options. We will not assess any Market Value Adjustment with respect to transfers under the formula from the DCA MVA Options.

Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit.  Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account.  Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub- account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).  At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.

If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

•
September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

•
September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.

•
On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

•
Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Unadjusted Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.  Once you elect Highest Daily Lifetime Income, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Income and existing Annuities that elect Highest Daily Lifetime Income in the future, however, we reserve the right to change such values.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:
a) The total value of all your Unadjusted Account Value in the Bond Sub-account, or
b) An amount equal to 5% of your total Unadjusted Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

•	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

•	If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

•	Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs.  Therefore, as time goes on, while none of your Unadjusted Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Unadjusted Account Value, the more the Unadjusted Account Value can decrease prior to a transfer to the Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula.  The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index.  Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

•	The difference between your Unadjusted Account Value and your Protected Withdrawal Value;

•	The amount of time Highest Daily Lifetime Income has been in effect on your Annuity;

•	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

•	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

•	Any withdrawals you take from your Annuity (while the benefit is in effect).

At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Unadjusted Account Value and thus the greater the impact on whether (and how much) your Unadjusted Account Value is transferred to or from the Bond Sub-account.  It is possible, under the formula, that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative.  Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity.  Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

Any Unadjusted Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

E.	Market Value Adjustment

For the Pruco Life prospectus only, we replace the third paragraph in the section entitled Investment Options, sub-section Market Value Adjustment, with the following:

The amount of the MVA is determined according to the formula set forth in Appendix D.  In general, the amount of the MVA is dependent on the difference between interest rates at the time your DCA MVA Option was established and current interest rates for the remaining Guarantee Period of your DCA MVA Option.  For purposes of determining the amount of an MVA, we make reference to an index interest rate that in turn is based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the applicable duration of the DCA MVA Option.  This CMT rate will be determined based on the weekly average of the CMT index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option.  The CMT index will be based on certain U.S. Treasury interest rates, as published in a Federal Reserve Statistical Release.  There is a Liquidity Factor that is an element of the MVA formula, and is currently equal to 0.0025 or 25 basis points.  The Liquidity Factor is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and will reduce the amount being surrendered or transferred.  Please consult the DCA MVA formula in the appendices to this prospectus for additional detail.

F.	Subsequent Purchase Payments and the 6 or 12 Month DCA Program

For the Pruco Life prospectus only, we add the following sentence in the section, Managing Your Account Value, sub-section 6 or 12 Month Dollar Cost Averaging Program (the “6 or 12 Month DCA Program”) as the first bullet point under Criteria for Participating in the Program:

If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program.  Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment.  If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value.  Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

G.	Revised Disclosure Concerning Tax-Free Exchanges Under Section 1035

In the Tax Considerations section of the prospectus, we replace the first paragraph of the sub-section entitled “Special Rules in Relation to Tax-Free Exchanges Under Section 1035” with the following:

Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity.  Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer.  For partial exchanges that occurred prior to October 24, 2011, the provisions of Revenue Procedure 2008-24 will continue to apply if there is a surrender or distribution within 12 months of the date on which the partial exchange was completed.  Under Revenue Procedure 2008-24, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained under certain circumstances if you are eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.